                                                                    EXHIBIT 10.7



                                 AMENDMENT NO. 1

                          Dated as of October 22, 2002

                                       to

                           SECOND AMENDED AND RESTATED
                      TRANSFER AND ADMINISTRATION AGREEMENT

                         Dated as of September 24, 2002

         THIS AMENDMENT NO. 1 (this "AMENDMENT") dated as of October 22, 2002 is entered into by and among NMC FUNDING CORPORATION, a Delaware corporation, as Transferor, NATIONAL MEDICAL CARE, INC., a Delaware corporation, as Collection Agent, ENTERPRISE FUNDING CORPORATION, a Delaware corporation ("ENTERPRISE"), as a Conduit Investor, COMPASS US ACQUISITION, LLC, a Delaware limited liability company ("COMPASS"), as a Conduit Investor, GIRO MULTI-FUNDING CORPORATION, a bankruptcy-remote special purpose company incorporated in Delaware ("GMFC"), as a Conduit Investor, the FINANCIAL INSTITUTIONS PARTIES HERETO as Class A Bank Investors, BANK OF AMERICA, N.A. ("BANK OF AMERICA"), as Class B Investor, WESTLB AG, NEW YORK BRANCH ("WESTLB"), as an Administrative Agent, BAYERISCHE LANDESBANK, NEW YORK BRANCH ("BLB"), as an Administrative Agent and BANK OF AMERICA, N.A., as an Administrative Agent and as Agent.

                             PRELIMINARY STATEMENTS

                  A. The Transferor, the Collection Agent, Compass, Enterprise, GMFC, the Class A Bank Investors, the Class B Investor, WestLB, as an Administrative Agent, BLB, as an Administrative Agent, and Bank of America, as an Administrative Agent and as Agent, are parties to that certain Second Amended and Restated Transfer and Administration Agreement dated as of September 24, 2002 (as amended or otherwise modified prior to the date hereof, the "TAA"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the TAA.

                  B. The parties hereto have agreed to amend the TAA on the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. AMENDMENTS TO TAA. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the TAA is amended as follows:

                  1.1 The following new definition is added to Section 1.1 of the TAA in appropriate alphabetical order:
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                           "CLASS B COMMITMENT TERMINATION DATE" means the
                  earlier of (i) the Commitment Termination Date and (ii) the date on which Commitments of the Class B Investors are reduced to zero pursuant to SECTION 2.2(h).

                  1.2 The definition of "Commitment" in Section 1.1 of the TAA is amended to add the following at the end of such definition:

                           "; and PROVIDED FURTHER that the Commitment of each
                  Class B Investor shall be reduced to zero on the Class B Commitment Termination Date"

                  1.3      The definition of "Commitment Termination Date" in
         Section 1.1 of the TAA is amended to change the date set forth therein from "October 24, 2002" to "October 23, 2003".

                  1.4      The definition of "Maximum Net Investment" in Section
         1.1 of the TAA is amended in its entirety to read as follows:

                           "MAXIMUM NET INVESTMENT" means, at any time, an
                  amount equal to 98% of the Facility Limit in effect at such time.

                  1.5 The definition of "Official Body" in Section 1.1 of the TAA is amended in its entirety to read as follows:

                           "OFFICIAL BODY" means any government or political
                  subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of any such government or political subdivision, or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not a part of government) which is responsible for the establishment or interpretation of national or international accounting principals, in each case whether foreign or domestic.

                  1.6 The definition of "Termination Date" in Section 1.1 of the TAA is amended to change the date set forth in clause (viii) thereof from "October 24, 2002" to "October 23, 2003".

                  1.7 Section 2.2(g) of the TAA is amended in its entirety to read as follows:

                          "(g) REFINANCING OF CLASS B NET INVESTMENT. If any
                  Incremental Transfer is requested to be made hereunder by the Investors in the Class A Related Groups at a time when any Class B Net Investment remains outstanding, and after giving effect to such Incremental Transfer the Class A Net Investment exceeds $475,000,000, the Transferor hereby directs the Agent to pay the Transfer Price for such Incremental Transfer (or, if less, the amount of such excess over $475,000,000) to the Administrative Agent for the Class B Related Group, for application to the reduction of the Class B Net Investment. In addition, from and after the Class B Commitment Termination Date and for so long as any Class B Net Investment is outstanding hereunder, the Transferor hereby agrees that it shall,

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                  to the maximum extent it is permitted to do so under this
                  Agreement, request Incremental Transfers to be funded by the Class A Investors on the last day of each Tranche Period relating to the Class B Net Investment in an amount equal to the lesser of (i) the amount of the Class B Net Investment allocated to such Tranche Period and (ii) the excess, if any, of the Maximum Class A Net Investment over the Class A Net Investment outstanding as of such date; PROVIDED that no such Incremental Transfer shall be required in an amount less than $5,000,000 (or, if less, the outstanding Class B Net Investment) and integral multiples of $1,000,000 in excess thereof; and PROVIDED FURTHER that no such Incremental Transfer shall be permitted or required within 30 days of the then current Commitment Termination Date or at any time that a Termination Event or Potential Termination Event has occurred and is continuing."

                  1.8      The following is added as new Section 2.2(h) to the
         TAA:

                          "(h) TERMINATION OF CLASS B COMMITMENTS. On the last
                  Business Day of each March, June, September and December (each a "Quarterly Testing Date"), the Collection Agent shall deliver a report to the Administrative Agent for the Class B Investors certifying the Maximum Class A Net Investment as of the last Business Day of the immediately preceding calendar month. If the Maximum Class A Net Investment as so reported on two consecutive Quarterly Testing Dates is equal to or greater than $475,000,000, then the Class B Facility Limit and the respective Commitments of the Class B Investors shall automatically be reduced to zero on the second of such Quarterly Testing Dates."

                  1.9 Section 8.2(b) of the TAA is amended in its entirety to read as follows:

                           "(b) If any Indemnified Party shall have determined
                  that after the date hereof, the adoption of any applicable Law, bank regulatory guideline regarding capital adequacy or accounting principles, or any change therein, or any change in the interpretation or administration thereof by any Official Body, or any request or directive regarding capital adequacy (in each case of any bank regulatory guideline or accounting principles, whether or not having the force of law) of any such Official Body, has or would have the effect of reducing the rate of return on capital of such Indemnified Party (or its parent) as a consequence of such Indemnified Party's obligations hereunder or with respect hereto or otherwise as a consequence of the transactions contemplated hereby to a level below that which such Indemnified Party (or its parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Indemnified Party to be material, then from time to time, within ten (10) days after demand by such Indemnified Party through any Administrative Agent, the Transferor shall pay to such Administrative Agent, for the benefit of such Indemnified Party, such additional amount or amounts as will compensate such Indemnified Party (or its parent) for such reduction. For avoidance of doubt, any interpretation of Accounting Research Bulletin No. 51 by the Financial Accounting Standards Board shall constitute an adoption, change, request or directive subject to this Section 8.2(b)."

                  1.10 The TAA is further amended to add the following as new paragraph (e) to Section 8.2:

                           (e) If any Indemnified Party in a Related Group makes
                  a claim for payment pursuant to this Section 8.2, then the Transferor may, at its option, remove such Related Group and terminate the Commitments of the Investors in such Related Group by paying to the Administrative Agent for such Related Group an amount (the "Payoff Amount") equal to the sum of (i) the portion of the Net Investment funded by the Investors in such Related Group, (ii) all Discount accrued and to accrue thereon through the last day of the applicable Yield Period(s) to which such Net Investment has been allocated and (iii) all other Aggregate Unpaids owing to the members of such Related Group under the Transaction Documents accrued through the date of such payment (including, without limitation, amounts payable pursuant to this Section 8.2 accrued through the date of payment). Any such removal and termination shall be made upon not less than five (5) Business Days notice delivered by the Transferor to the applicable Administrative Agent. The Payoff Amount for any Related Group shall be calculated by the Administrative Agent and notified to the Transferor, which calculation shall be conclusive and binding absent manifest error. Upon such removal and termination, (x) the members of such Related Group shall cease to be parties to this Agreement and the Commitments of all Class A Bank Investors or Class B Investors, as applicable, in such Related Group shall be reduced to zero, (y) the Facility Limit will be reduced by an amount equal to the Commitments (determined immediately prior to such termination) of the Class A Bank Investors and Class B Investors, as applicable, in such Related Group and (z) the Maximum Net Investment shall be reduced to 98% of the Facility Limit (determined after giving effect to the reduction thereof as described above).

                  SECTION 2. CONDITIONS PRECEDENT. This Amendment shall become effective and be deemed effective as of the date hereof upon satisfaction of the following conditions precedent:

                  (a) the Agent shall have received counterparts of this Amendment duly executed by the Transferor, the Collection Agent, the Conduit Investors, the Class A Bank Investors, the Class B Investor, the Administrative Agents and the Agent; and

                  (b) the Agent shall have received a reaffirmation of the Parent Agreement, substantially in the form of Exhibit A attached hereto, duly executed by each of FMC and FMCH.

         SECTION 3. COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE TRANSFEROR AND THE COLLECTION AGENT.

                  3.1 Upon the effectiveness of this Amendment, each of the Transferor and the Collection Agent hereby reaffirms all covenants, representations and warranties made by it in the TAA and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

                  3.2 Each of the Transferor and the Collection Agent hereby represents and warrants that (i) this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms and (ii) upon the effectiveness of this Amendment, no Termination Event or Potential Termination Event shall exist under the TAA.

                  SECTION 4.  REFERENCE TO AND EFFECT ON THE TAA.

                  4.1 Upon the effectiveness of this Amendment, each reference in the TAA to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the TAA as amended hereby, and each reference to the TAA in any other document, instrument and agreement executed and/or delivered in connection with the TAA shall mean and be a reference to the TAA as amended hereby.

                  4.2 Except as specifically amended hereby, the TAA and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

                  4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Investor, any Administrative Agent or the Agent under the TAA or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

                  SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

                  SECTION 6. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile shall also deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Amendment.

                  SECTION 7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.


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

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.


                               ENTERPRISE FUNDING CORPORATION,
                               as a Conduit Investor


                               By:   /s/ KEVIN P. BURNS
                                   ---------------------------------------------
                               Name: Kevin P. Burns
                               Title:  Vice President

                               COMPASS US ACQUISITION, LLC,
                               as a Conduit Investor


                               By:    /s/ DOUGLAS K. JOHNSON
                                   ---------------------------------------------
                               Name: Douglas K. Johnson
                               Title: President


                               GIRO MULTI-FUNDING CORPORATION,
                               as a Conduit Investor


                               By:   /s/ BERNARD J. ANGELO
                                   ---------------------------------------------
                               Name: Bernard J. Angelo
                               Title: Vice President


                               NMC FUNDING CORPORATION,
                               as Transferor


                               By:    /s/ JERRY SCHNEIDER
                                   ---------------------------------------------
                               Name: Jerry Schneider
                               Title: President



                               NATIONAL MEDICAL CARE, INC., as
                               Collection Agent


                               By:    /s/ JERRY SCHNEIDER
                                   ---------------------------------------------
                               Name: Jerry Schneider
                               Title: President






                               Signature Page to
                                Amendment No. 1

                               BANK OF AMERICA, N.A., as Agent, as an
                               Administrative Agent and as a Class A
                               Bank Investor


                               By:   /s/ JOHN K. SVOLOS
                                   ---------------------------------------------
                               Name: John K. Svolos
                               Title: Principal


                               WESTLB AG, NEW YORK BRANCH, as an Administrative Agent and as a Class A Bank Investor

                               By:   /s/ CHRISTIAN C. BRUNE
                                   ---------------------------------------------
                               Name: Christian C. Brune
                               Title: Director, Global Securitization Americas

                               By:    /s/ JOHN H. MOORHEAD
                                   ---------------------------------------------
                               Name: John H. Moorhead
                               Title: Director, Global Securitization Americas


                               BAYERISCHE LANDESBANK, NEW YORK BRANCH, as an Administrative Agent and as a
                               Class A Bank Investor


                               By:   /s/ ALEXANDER KOHNERT
                                   ---------------------------------------------
                               Name: Alexander Kohnert
                               Title: First Vice President


                               By:    /s/ LORI-ANN WYNTER
                                   ---------------------------------------------
                               Name: Lori-Ann Wynter
                               Title: Vice President


                               LANDESBANK HESSEN-THUERINGEN GIROZENTRALE, as a Class A Bank Investor


                               By:    /s/ MARTIN SCHEELE
                                   ---------------------------------------------
                               Name: Dr. Martin Scheele
                               Title: Vice President

                               By:    /s/ MARC HEIMEROTH
                                   ---------------------------------------------
                               Name: Marc Heimeroth
                               Title: Associate




                               Signature Page to
                                Amendment No. 1

                               BANK OF AMERICA, N.A., as a Class B Investor


                               By:   /s/ RICHARD L. NICHOLS, JR
                                   -----------------------------------------
                               Name: Richard L. Nichols, Jr
                               Title: Managing Director























                               Signature Page to
                                Amendment No. 1

                                                                       EXHIBIT A

                        REAFFIRMATION OF PARENT AGREEMENT

                                October __, 2002

Bank of America, N.A.,
as Administrative Agent and Agent
231 S. LaSalle Street - 16th Floor
Chicago, Illinois 60607

WestLB, AG, New York Branch,
as Administrative Agent
1211 Avenue of the Americas
New York, New York 10036

Bayerische Landesbank, New York Branch,
as Administrative Agent
560 Lexington Avenue
New York, New York 10022

                  Each of the undersigned, FRESENIUS MEDICAL CARE AG and FRESENIUS MEDICAL CARE HOLDINGS, INC. (i) acknowledges, and consents to, the execution of that certain Amendment No. 1 dated as of October __, 2002 (the "AMENDMENT") to the Second Amended and Restated Transfer and Administration Agreement, dated as of September 24, 2002, among NMC Funding Corporation, National Medical Care, Inc., the entities parties thereto as "Conduit Investors", the financial institutions parties thereto as "Class A Bank Investors", the financial institutions parties thereto as "Class B Investors", the financial institutions parties thereto as "Administrative Agents" and Bank of America, N.A., as "Agent" (as amended or otherwise modified from time to time, the "TAA"), (ii) reaffirms all of its obligations under that certain Parent Agreement dated as of August 28, 1997 made by the undersigned (as amended or otherwise modified from time to time, the "PARENT AGREEMENT") and (iii) acknowledges and agrees that, after giving effect to the Amendment, such Parent Agreement remains in full force and effect and such Parent Agreement is hereby ratified and confirmed.

FRESENIUS MEDICAL CARE              FRESENIUS MEDICAL CARE AG
HOLDINGS, INC.


By:_________________________        By:_____________________________
Name:_______________________        Name:___________________________
Title:______________________        Title:__________________________

                                    By:_____________________________
                                    Name:___________________________
                                    Title:__________________________